abrdn Funds

(the “Trust”)

abrdn Global Absolute Return Strategies Fund

(the “Fund”)

Supplement dated December 14, 2022 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated February 28, 2022, as supplemented to date

On December 14, 2022, the Board of Trustees (the “Board”) of the Trust approved the adoption of a conversion feature for Class C of the Fund (the “Original Share Class”).  Under the relevant conversion feature, effective after the close of business on February 27, 2023 (the “Conversion Date”), all of the issued and outstanding shares of the Original Share Class will be converted into shares of Class A of the Fund (the “New Share Class”). The share class conversion will be effected on the basis of the relative net asset values of the share class without the imposition of a sales charge. Based on the Fund’s fiscal year ended October 31, 2022, the New Share Class has lower gross and net total expense ratios than the Original Share Class.

The New Share Class is subject to maximum 3.00% front-end sales charges. For more information on the fees and expenses of the New Share Class, please see the “Fees and Expenses” section for the Fund in the Prospectus. Additional copies of the Prospectus may be obtained free of charge by calling 866-667-9231.

Suspension of Sales. Effective after market close on December 23, 2022, the Original Share Class will no longer be available for purchase by investors with the exception of: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs sponsored by financial intermediaries that have selected the Fund prior to market close on December 23, 2022. These shareholders may purchase additional shares of the Original Share Class until the Conversion Date. Any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund following the close of business on December 23, 2022. The Original Share Class will be terminated effective February 28, 2023.

Income Tax Matters. The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

This supplement is dated December 14, 2022.

Please retain this Supplement for future reference.